                                                                   EXHIBIT 10(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Registration Nos. 333-103098 and 811-4865) of our report dated February 13, 2003 relating to the financial statements of American International Life Assurance Company of New York and our report dated April 8, 2003 relating to the financial statements of American International Life Assurance Company of New York Variable Account A, which appear in such Registration Statement. We also consent to the references to us under the headings "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP

Houston, Texas
April 25, 2003